Selected Matthews International Corporation Presentation Slides September 2024 Exhibit 99.2

DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the opinions, expectations, hopes, beliefs, intentions or strategies of the Matthews International Corporation together with its subsidiaries, or “the Company“, regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or “should,” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions and divestitures, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, the outcome of our dispute with Tesla, Inc., and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this presentation. The Company does not undertake to update any forward-looking statement made herein to reflect events or circumstances occurring after the date of this presentation.   Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP“), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow from Operations, first lien net debt, net debt, first lien net debt leverage ratio, and a net debt leverage ratio. The Company uses these non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations. “Adjusted EBITDA” of the Company or its segments, as applicable, is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results.  These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges.  Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. The Company believes that Adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business and the business of it segments, liquidity, and the Company’s historical ability to service debt and may be useful to an investor in evaluating operating performance, liquidity, and the Company’s historical ability to service debt, and it is also useful as a financial measure for lenders since it is used in our debt covenants. The Company also provides Adjusted EBITDA Margin as an additional measure for investors and lenders to evaluate the Adjusted EBITDA for the Company or its segments relative to the Sales for the Company or such segment, respectively. The Company's definition of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented Adjusted Free Cash Flow from Operations, which the Company defines as Adjusted EBITDA, less interest expense, provision for income taxes and capital expenditures. The Company believes that Adjusted Free Cash Flow from Operations information provides management and investors with a useful measure of the Company’s operating results on a comparable basis. The Company's definition of Adjusted Free Cash Flow from Operations may not be comparable to similarly titled measures used by other companies. Lastly, the Company has presented first lien net debt, net debt, first lien net debt leverage ratio, and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to Adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage. The foregoing non-GAAP measures are not intended as a substitute for and should not be considered superior to measures of financial performance prepared in accordance with GAAP. Management believes that presenting such non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance, liquidity, and the Company’s historical ability to service debt using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities of the Company. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. This presentation includes information and statistics regarding market participations in the sectors in which the Company competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

TOTAL ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited)

($ in thousands)	Fiscal Year Ended September 30,				9 Months ended	9 Months ended	LTM
	2020	2021	2022	2023	6/30/2023	6/30/2024	6/30/2024
Net Income (loss)	**($87,652)**	**$2,858**	**($99,828)**	**$39,136**	**$21,443**	**$8,501**	**$26,194**
Income tax (benefit) / provision	(18,685)	6,375	(4,391)	1,774	4,136	(10,677)	(13,039)
(Loss) Income before income taxes	**($106,337)**	**$9,233**	**($104,219)**	**$40,910**	**$25,579**	**($2,176)**	**$13,155**
Net loss attributable to noncontrolling interests	497	52	54	155	125	—	30
Interest expense, including Receivables Purchase Agreement ("RPA") and factoring financing fees (1)	34,885	28,684	28,771	48,690	35,944	40,539	53,285
Depreciation and amortization	119,058	133,512	104,056	96,530	71,813	70,441	95,158
Acquisition and divestiture related items (2)	—	541	7,898	5,293	4,445	5,565	6,413
Strategic initiatives and other charges (3)	40,686	28,998	28,060	13,923	7,755	17,128	23,296
Legal Matter Reserve (4)	10,566	—	—	—	—	—	—
Highly inflationary accounting losses (primarily non-cash) (5)	—	—	1,473	1,360	3,074	895	(819)
Non-recurring / incremental COVID-19 costs (6)	3,908	5,312	2,985	—	—	—	—
Defined benefit plan termination related items (7)	—	—	(429)	—	—	—	—
Asset write-downs, net (8)	—	—	10,050	—	—	—	—
Goodwill write-downs (9)	90,408	—	82,454	—	—	—	—
Gain on sale of ownership interests in subsidiaries (10)	(11,208)	—	—	—	—	—	—
Joint Venture depreciation, amortization, interest expense and other charges (11)	4,732	—	—	—	—	—	—
Stock-based compensation	8,096	15,581	17,432	17,308	13,635	14,309	17,982
Non-service pension and postretirement expense (12)	7,789	5,837	31,823	1,640	1,556	327	411
Total Adjusted EBITDA	**$203,080**	**$227,750**	**$210,408**	**$225,809**	**$163,926**	**$147,028**	**$208,911**
Sales	1,498,306	1,671,030	1,762,403	1,880,896	1,400,728	1,349,042	1,829,210
Total Adjusted EBITDA Margin (13)	**13.6%**	**13.6%**	**11.9%**	**12.0%**	**11.7%**	**10.9%**	**11.4%**

(1) Includes fees for receivables sold under the RPA and factoring arrangements totaling $4.0 million and $1.0 million for the fiscal years ended September 30, 2023 and 2022, respectively; $4.8 million for twelve months ended June 30, 2024, and $3.6 million and $2.8 million for the nine months ended June 30, 2024 and 2023, respectively.
(2) Includes certain non-recurring costs associated with our acquisition and divestiture activities, and also includes a gain of $1.8 million in fiscal year 2023 related to the divestiture of a business in the Industrial Technologies segment.
(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels and costs associated with global ERP system integration efforts totaling $13.2 million, $29.5 million, and $28.8 million for the fiscal years ended September 30, 2023, 2022, and 2021, respectively, net of loss recoveries of $2.2 million for the fiscal year ended September 30, 2023 related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015. LTM 6/30/2024 also includes legal costs related to an ongoing dispute with Tesla, which were $8.1 million for the nine months ended June 30, 2024. Fiscal 2020 includes $33.8 million of strategic initiatives and other charges the include certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, $3.8 million of acquisition costs that include certain non-recurring costs associated with acquisition activities, and $2.3 million of costs associated with global ERP system integration efforts.
(4) Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization Segment.
(5) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.
(6) Represents certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19 totaling $3.0 million, $5.3 million, and $4.7 million for the fiscal years ended September 30, 2022, 2021 and 2020, respectively. This amount does not include the impact of any lost sales or underutilization due to COVID-19 pandemic.
(7) Represents items associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan.
(8) Represents asset write-downs, net of recoveries within the SGK Brand Solutions segment.
(9) Represents goodwill write-downs within the SGK Brand Solutions segment.
(10) Represents the gain on the sale of ownership interests in subsidiaries within the Memorialization segment.
(11) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.
(12) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from Adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from Adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of Adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.
(13) Total Adjusted EBITDA Margin represents Total Adjusted EBITDA as a percentage of Sales for the applicable period.

Matthews INTERNATIONAL
© 2024 Matthews International Corporation. All Rights Reserved.
3

FIRST LIEN NET DEBT AND NET DEBT LEVERAGE RATIO NON-GAAP RECONCILIATION (Unaudited) See Disclaimer (page 2) for Management’s assessment of supplemental information related to First Lien Net Debt / Total Net Debt and First Lien Net Debt Leverage Ratio / Total Net Debt Leverage Ratio ($ in thousands) September 30, 2020 September 30, 2021 September 30, 2022 September 30, 2023 June 30, 2024 Long-term debt, current maturities $26,824 $4,624 $3,277 $3,696 $5,476 Long-term debt 807,710 759,086 795,291 786,484 824,745 Total Debt $834,534 $763,710 $798,568 $790,180 $830,221 Less: Cash and cash equivalents (41,334) (49,176) (69,016) (42,101) (42,745) Net Debt $793,200 $714,534 $729,552 $748,079 $787,476 Adjusted EBITDA (trailing 12 months) $203,080 $227,750 $210,408 $225,809 $208,911 Total Net Debt Leverage Ratio 3.9x 3.1x 3.5x 3.3x 3.8x ($ in thousands) September 30, 2020 September 30, 2021 September 30, 2022 September 30, 2023 June 30, 2024 Revolving Credit Facilities $416,793 $350,597 $480,107 $463,168 $498,668 Securitization Facility 67,700 95,990 - - - Senior Secured Term Loan 22,359 - - - - Other borrowings 20,742 10,150 13,434 19,241 16,744 Finance lease obligations 9,684 9,177 7,066 9,271 16,312 First Lien Debt $537,278 $465,914 $500,607 $491,680 $531,724 Less: Cash and cash equivalents (41,334) (49,176) (69,016) (42,101) (42,745) First Lien Net Debt $495,944 $416,738 $431,591 $449,579 $488,979 Adjusted EBITDA (trailing 12 months) $203,080 $227,750 $210,408 $225,809 $208,911 First Lien Net Debt Leverage Ratio 2.4x 1.8x 2.1x 2.0x 2.3x

ADJUSTED FREE CASH FLOW FROM OPERATIONS ($ in thousands) Fiscal Year Ended September 30, Fiscal Year Ended September 30, 9 Months ended 9 Months ended LTM 2020 2021 2022 2023 6/30/2023 6/30/2024 6/30/2024 Adjusted EBITDA $203,080 $227,750 $210,408 $225,809 $163,926 $147,028 $208,911 Less: Interest Expense(1) (34,885) (28,684) (28,771) (48,690) (35,944) (40,539) (53,285) Less: Income Tax (Provision) / Benefit 18,685 (6,375) 4,391 (1,774) (4,136) 10,677 13,039 Less: Capital Expenditures (34,849) (34,313) (61,321) (50,598) (37,107) (33,180) (46,671) Adjusted Free Cash Flow from Operations $152,031 $158,378 $124,707 $124,747 $86,739 $83,986 $121,994 NON-GAAP RECONCILIATION (Unaudited) See Disclaimer (page 2) for Management’s assessment of supplemental information related to Adjusted Free Cash Flow (1) Includes fees for receivables sold under the RPA and factoring arrangements totaling $3.6MM and $2.8MM for the nine months ended June 30, 2024 and 2023, respectively and $4.0MM and $1.0MM for the fiscal years ended September 30, 2023 and 2022, respectively